Exhibit 10.1

FORBEARANCE AGREEMENT AND LIMITED WAIVER TO INDENTURES

This Forbearance Agreement and Limited Waiver to Indentures, dated as of September 10, 2026 (this “Agreement”), is entered into by and among (i) Karyopharm Therapeutics Inc., a Delaware corporation (the “Company”) and each of the undersigned subsidiaries of the Company that have executed and delivered counterpart signature pages to this Agreement (collectively, with the Company, the “Company Parties”); (ii) the undersigned parties that have executed and delivered counterpart signature pages to this Agreement in their respective capacities as Lenders constituting Requisite Lenders under and as defined in the Term Loan Credit Agreement (as defined below) (together with any other Lender that executes a joinder to this Agreement, the “Consenting Term Lenders”); (iii) the undersigned parties that have executed and delivered counterpart signature pages to this Agreement in their respective capacities as persons holding beneficial ownership interests in the Company’s 9.00% Convertible Senior Notes due 2028 (the “2028 Notes”), whose aggregate beneficial ownership interests in the 2028 Notes shall constitute 100% of the aggregate principal amount of the 2028 Notes Outstanding (as defined in the 2028 Indenture (as defined below)) under the 2028 Indenture (collectively, the “Consenting 2028 Noteholders”); (iv) the undersigned parties that have executed and delivered counterpart signature pages to this Agreement in their respective capacities as persons holding beneficial ownership interests in the Company’s 9.00% Convertible Senior Notes due 2029 (the “2029 Notes”), whose aggregate beneficial ownership interests in the 2029 Notes shall constitute 100% of the aggregate principal amount of the 2029 Notes Outstanding (as defined in the 2029 Indenture (as defined below)) under the 2029 Indenture (collectively, the “Consenting 2029 Noteholders,” together with the Consenting 2028 Noteholders, the “Consenting Noteholders”); (v) the undersigned party that has executed and delivered a counterpart signature page to this Agreement, in its capacity as the Investor Representative (acting at the direction of each of the Investors (as defined in the Royalty Agreement (as defined below))) (together with any Investor that executes a Joinder (as defined below), the “Consenting Royalty Investors”); (vi) any other Lender, Holder, or Investor who executes a joinder to this Agreement substantially in the form attached hereto as Exhibit A (a “Joinder”; the Consenting Term Lenders, Consenting Noteholders, and Consenting Royalty Investors, collectively, the “Consenting Lenders” and each, a “Consenting Lender”), (vii) solely for the purposes of Sections 2.1 and 10 hereof, the Term Loan Agents (as defined below), (viii) solely for the purposes of Sections 2.5 and 10 hereof, the 2028 Trustee (as defined below), (ix) solely for the purposes of Sections 2.6 and 10 hereof, the 2029 Trustee (as defined below) and (x) solely for the purposes of Section 10 hereof, the Collateral Trustee (as defined below).

RECITALS

WHEREAS, the Company Parties, certain lenders, and Wilmington Savings Fund Society, FSB, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent” and, together with the Administrative Agent, collectively, the “Term Loan Agents”) are parties to that certain Credit and Guaranty Agreement, dated as of May 8, 2024 (as amended by that certain First Amendment and Waiver to Credit and Guaranty Agreement, dated October 7, 2025 and that certain Second Amendment to Credit and Guaranty Agreement, dated as of February 27, 2026 (the “Credit Agreement Second Amendment”), and as otherwise amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Term Loan Credit Agreement”, and the indebtedness thereunder, the “Term Loans”);

WHEREAS, the Company Parties and Wilmington Savings Fund Society, FSB, as trustee (the “2028 Trustee”) are parties to that certain Indenture, dated as of October 10, 2025 (the “2028 Indenture”), providing for the issuance of the 2028 Notes beneficially owned by the Consenting 2028 Noteholders;

WHEREAS, the Company Parties and Wilmington Savings Fund Society, FSB, as trustee (the “2029 Trustee”) are parties to that certain Indenture, dated as of October 10, 2025 (the “2029 Indenture”), providing for the issuance of the 2029 Notes beneficially owned by the Consenting 2029 Noteholders;

WHEREAS, the Company, the 2028 Trustee, the 2029 Trustee and Wilmington Savings Fund Society, FSB, as collateral trustee (the “Collateral Trustee”) are parties to that certain Collateral Trust Agreement, dated as of October 10, 2025, securing the Company’s obligations under the 2028 Indenture, the 2029 Indenture and any other parity lien debt and obligations of the Company;

WHEREAS, the Company, the Investor Representative (as defined below) and certain Royalty Agreement Investors (as defined in the Royalty Agreement (as defined below)) are parties to that certain Revenue Interest Financing Agreement, dated September 14, 2019, as amended by (i) that certain Omnibus Amendment to Transaction Documents, dated June 23, 2021, by and among the Company, Karyopharm Europe GmbH (“Karyopharm Europe”), Karyopharm Therapeutics (Bermuda) Ltd., certain Investors party thereto, HealthCare Royalty Management, LLC as investor representative (“Investor Representative”), and HCR Collateral Management, LLC as collateral agent (“HCR Collateral Management”); (ii) that certain Second Amendment to Revenue Interest Financing Agreement, dated August 1, 2023, by and among the Company, Karyopharm Europe, certain Investors party thereto, the Investor Representative, and HCR Collateral Management; (iii) that certain Second Omnibus Amendment to Transaction Documents, dated May 8, 2024, by and among the Company, Karyopharm Europe, certain Investors party thereto, the Investor Representative, HCR Collateral Management, and HCR Karyopharm SPV, LLC, as replacement collateral agent (“Collateral Agent”); (iv) that certain Third Amendment to Revenue Interest Financing Agreement, dated August 14, 2025, by and among the Company, certain Investors party thereto, the Investor Representative, HCR Collateral Management, and the Collateral Agent; (v) that certain Fourth Amendment to Revenue Interest Financing Agreement, dated August 27, 2025, by and among the Company, certain Investors party thereto, the Investor Representative, HCR Collateral Management and the Collateral Agent; (vi) that certain Sixth Amendment to Revenue Interest Financing Agreement, dated October 7, 2025, by and among the Company, certain Investors party thereto, the Investor Representative, HCR Collateral Management, and the Collateral Agent, and as may be further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Royalty Agreement”;

WHEREAS, pursuant to Section 2.11 of the Term Loan Credit Agreement, the principal amount of the Term Loans is repayable in consecutive quarterly Installments (as defined in the Term Loan Credit Agreement) on the tenth day of each March, June, September and December, and, pursuant to Section 2.7(e) of the Term Loan Credit Agreement, interest on the Term Loans is payable in arrears in Cash (as defined in the Term Loan Credit Agreement) on each Interest Payment Date (as defined in the Term Loan Credit Agreement) occurring after March 31, 2026; provided that, because the Capital Raise Trigger (as defined in the Term Loan Credit Agreement)

timely occurred, pursuant to the Credit Agreement Second Amendment (i) no Installment was due on June 10, 2026, and the Installment due September 10, 2026 will be increased by the amount of the Installment that would have been due on June 10, 2026, and (ii) the interest payment due on June 30, 2026 was paid in kind and added to the outstanding principal amount of the Term Loans on June 30, 2026;

WHEREAS, under the Term Loan Credit Agreement, an Installment (as defined therein) is due on September 10, 2026, and an Interest Payment is due on September 30, 2026;

WHEREAS, pursuant to Section 6.8 of the Term Loan Credit Agreement, the Company shall not permit Consolidated Liquidity (as defined in the Term Loan Credit Agreement) at any time to be (i) for the period commencing on the Closing Date (as defined in the Term Loan Credit Agreement), to but excluding the First Amendment Effective Date (as defined in the Term Loan Credit Agreement), less than $25,000,000, (ii) for the period commencing on the First Amendment Effective Date through and including October 10, 2026, less than the lesser of (A) sum of (x) $10,000,000 and (y) 50% of the net cash proceeds of any issuance of Indebtedness (as defined in the Term Loan Credit Agreement) for borrowed money or Capital Stock (as defined in the Term Loan Credit Agreement) of the Company or any of its Subsidiaries (as defined in the Term Loan Credit Agreement) (but not including the issuance of Indebtedness or Capital Stock to the Company or any of its Subsidiaries) occurring after the First Amendment Effective Date and prior to October 10, 2026 (not including (x) for the avoidance of doubt, any net cash proceeds of any First Amendment Transaction (as defined in the Term Loan Credit Agreement) and (y) any net cash proceeds in connection with a Capital Raise Trigger (as defined in the Term Loan Credit Agreement)) and (B) $25,000,000 and (iii) at any time after October 10, 2026, less than $25,000,000;

WHEREAS, failure of the Company to pay when due any principal of or interest on the Term Loans constitutes, subject to any applicable grace period, an “Event of Default” under Section 8.1(a) of the Term Loan Credit Agreement;

WHEREAS, the failure of the Company to comply with Section 6.8 of the Term Loan Credit Agreement constitutes an “Event of Default” under Section 8.1(c) of the Term Loan Credit Agreement;

WHEREAS, failure of any Credit Party (as defined in the Term Loan Credit Agreement) or any of its Subsidiaries (as defined in the Term Loan Credit Agreement) to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Material Indebtedness (as defined in the Term Loan Credit Agreement), and certain breaches or defaults by any Credit Party or any of its Subsidiaries with respect to the agreements governing such Material Indebtedness may constitute, in each case, subject to certain grace periods, cures and conditions, an “Event of Default” under Section 8.1(b) of the Term Loan Credit Agreement;

WHEREAS, each of (i) the occurrence of any default beyond the grace period (if any) by any Credit Party or any of its Subsidiaries with respect to certain Material Indebtedness that results in acceleration of, or permits the holder of the Material Indebtedness to accelerate, the obligations thereunder, (ii) the occurrence of any fundamental change or make-whole fundamental change under the 2028 Indenture, (iii) the occurrence of any fundamental change or make-whole fundamental change under the 2029 Indenture and (iv) the occurrence of any Special Termination Event (as defined in the Royalty Agreement) shall constitute an “Event of Default” under Section 8.1(b) of the Term Loan Credit Agreement;

WHEREAS, a payment of cash interest was or is due under the 2028 Indenture on each of June 30, 2026 and September 30, 2026 (each, a “Payment Date”);

WHEREAS, pursuant to Section 4.20 of the 2028 Indenture, the Company may not permit its Consolidated Liquidity (as defined in the 2028 Indenture) (i) for the period commencing on the Closing Date (as defined in the 2028 Indenture) through and including the first anniversary of the Closing Date (as defined in the 2028 Indenture) to be less than the lesser of (A) the sum of (x) $10,000,000 and (y) 50% of the net cash proceeds of any issuance of Indebtedness (as defined in the 2028 Indenture) for borrowed money or Capital Stock (as defined in the 2028 Indenture) of the Company or any of its Subsidiaries (as defined in the 2028 Indenture) (but not including the issuance of Indebtedness or Capital Stock to the Company or any of its Subsidiaries) and (B) $25,000,000 and (ii) at any time after the first anniversary of the Closing Date (as defined in the 2028 Indenture), to be less than $25,000,000;

WHEREAS, non-payment of interest on any Note (as defined in the 2028 Indenture) when due and payable that continues for a period of 10 days constitutes an “Event of Default” under Section 6.01(a) of the 2028 Indenture;

WHEREAS, failure of any Note Party (as defined in the 2028 Indenture) to comply with its obligations under Sections 4.11-4.32 of the 2028 Indenture constitutes an “Event of Default” under Section 6.01(f) of the 2028 Indenture;

WHEREAS, (i) failure of any Note Party (as defined in the 2028 Indenture) or any Material Subsidiary (as defined in the 2028 Indenture) to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (as defined in the 2028 Indenture) and (ii) certain breaches or defaults by any Note Party or any Material Subsidiary with respect to the agreements governing certain Indebtedness in excess of $2,500,000 individually or $5,000,000 in the aggregate may constitute, in each case subject to any applicable grace periods, cures and conditions, an “Event of Default” under Section 6.01(h) of the 2028 Indenture;

WHEREAS, a default by the Company or any Material Subsidiary of the Company with respect to the 2029 Convertible Notes, Term Loan Agreement or Healthcare Royalty Partners Facility (each as defined in the 2028 Indenture) either (i) resulting in acceleration of the obligations thereunder or (ii) constituting a failure to pay the principal or interest of any such Indebtedness (as defined in the 2028 Indenture) when due and payable, subject to certain grace periods, cures and conditions, may constitute an “Event of Default” under Section 6.01(m) of the 2028 Indenture;

WHEREAS, a payment of cash interest was or is due under the 2029 Indenture on each Payment Date;

WHEREAS, pursuant to Section 4.20 of the 2029 Indenture, the Company may not permit its Consolidated Liquidity (as defined in the 2029 Indenture) (i) for the period commencing on the Closing Date (as defined in the 2029 Indenture) through and including the first anniversary of the Closing Date (as defined in the 2029 Indenture) to be less than the lesser of (A) the sum of (x)

$10,000,000 and (y) 50% of the net cash proceeds of any issuance of Indebtedness (as defined in the 2029 Indenture) for borrowed money or Capital Stock (as defined in the 2029 Indenture) of the Company or any of its Subsidiaries (as defined in the 2029 Indenture) (but not including the issuance of Indebtedness or Capital Stock to the Company or any of its Subsidiaries) and (B) $25,000,000 and (ii) at any time after the first anniversary of the Closing Date (as defined in the 2029 Indenture), to be less than $25,000,000;

WHEREAS, non-payment of interest on any Note (as defined in the 2029 Indenture) when due and payable that continues for a period of 10 days constitutes an “Event of Default” under Section 6.01(a) of the 2029 Indenture;

WHEREAS, failure of any Note Party (as defined in the 2029 Indenture) to comply with its obligations under Sections 4.11-4.32 of the 2029 Indenture constitutes an “Event of Default” under Section 6.01(f) of the 2029 Indenture;

WHEREAS, (i) failure of any Note Party (as defined in the 2029 Indenture) or any Material Subsidiary (as defined in the 2029 Indenture) to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (as defined in the 2029 Indenture) and (ii) certain breaches or defaults by any Note Party or any Material Subsidiary with respect to the agreements governing certain Indebtedness in excess of $2,500,000 individually or $5,000,000 in the aggregate may constitute, in each case subject to any applicable grace periods, cures and conditions, an “Event of Default” under Section 6.01(h) of the 2029 Indenture;

WHEREAS, a default by the Company or any Material Subsidiary of the Company with respect to the 2028 Convertible Notes, Term Loan Agreement or Healthcare Royalty Partners Facility (each as defined in the 2029 Indenture) either (i) resulting in acceleration of the obligations thereunder or (ii) constituting a failure to pay the principal or interest of any such Indebtedness (as defined in the 2029 Indenture) when due and payable, subject to certain grace periods, cures and conditions, may constitute an “Event of Default” under Section 6.01(m) of the 2029 Indenture;

WHEREAS, failure of the Company (as defined in the Royalty Agreement) or any other Company Party (as defined in the Royalty Agreement) to pay when due any Indebtedness (as defined in the Royalty Agreement) in excess of $5,000,000, subject to certain grace periods, cures and conditions, may constitute an “Event of Default” under Section 11.1(g) of the Royalty Agreement;

WHEREAS, failure by the Company or any other Company Party to perform any covenant or agreement to be performed by such party in any Permitted Debt Facility Documents (as defined in the Royalty Agreement) that results in acceleration of any Indebtedness thereunder, subject to certain grace periods, cures and conditions, may constitute an “Event of Default” under Section 11.1(g) of the Royalty Agreement;

WHEREAS, upon the Company’s request, (a) the Consenting Term Lenders have agreed to, and (to the extent necessary) to direct the Term Loan Agents to, forbear from exercising their rights and remedies under the Term Loan Documents during the Forbearance Period solely with respect to the Term Loan Specified Matters pursuant to this Agreement; (b) the Consenting 2028 Noteholders have agreed to, and (to the extent necessary) to direct the 2028 Trustee to, forbear from exercising their rights and remedies under the 2028 Indenture Documents during the Forbearance Period solely with respect to the 2028 Notes Specified Matters pursuant to this Agreement; (c) the Consenting 2029 Noteholders have agreed to, and (to the extent necessary) to direct the 2029 Trustee to, forbear from exercising their rights and remedies under the 2029 Indenture Documents during the Forbearance Period solely with respect to the 2029 Notes Specified Matters pursuant to this Agreement; and (d) the Consenting Royalty Investors have agreed to, and (to the extent necessary) to direct the Investor Representative to, forbear from exercising their rights and remedies under the Royalty Agreement Documents during the Forbearance Period solely with respect to the Royalty Agreement Specified Matters pursuant to this Agreement; and

WHEREAS, the Company and each other Company Party expect to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and the consummation of the transactions contemplated hereby and agree to reaffirm their respective obligations pursuant to each of the Term Loan Documents, the Royalty Agreement Documents, the 2028 Indenture Documents and the 2029 Indenture Documents (in each case, as hereinafter defined) to which they are a party.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

1.1 “2028 Indenture Documents” means “Transaction Documents” as defined in the 2028 Indenture.

1.2 “2028 Notes Minimum Liquidity Matters” means (a) an Event of Default under Section 6.01(f) of the 2028 Indenture arising from a breach of Section 4.20 of the 2028 Indenture and (b) Events of Default under Section 6.01(h)(ii) and Section 6.01(m) of the 2028 Indenture arising from the applicable Minimum Liquidity Matters under (x) the Term Loan Credit Agreement and (y) the 2029 Indenture; provided that additional “2028 Notes Minimum Liquidity Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders.

1.3 “2028 Notes Payment Matters” means (a) an Event of Default under Section 6.01(a) of the 2028 Indenture for failure to pay, before the end of the applicable grace period, all interest due under the 2028 Notes on any Payment Date; (b) Events of Default under Section 6.01(h) and Section 6.01(m) of the 2028 Indenture arising from a failure to pay, by the end of the applicable grace periods, all interest due on any Payment Date under the 2029 Notes; and (c) Events of Default under Section 6.01(h) and Section 6.01(m) of the 2028 Indenture arising from the Term Loan Payment Defaults; provided that (x) additional “2028 Notes Payment Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders and (y) this definition of “2028 Notes Payment Matters” shall automatically be deemed to include any other “Event of Default” as defined in and under the 2028 Indenture solely to the extent it directly arises from (A) the failure to pay interest due on any Payment Date under the 2028 Indenture or the 2029 Indenture beyond any applicable grace period or (B) the entry into this Agreement.

1.4 “2028 Notes Specified Matters” means the 2028 Notes Minimum Liquidity Matters and the 2028 Notes Payment Matters.

1.5 “2029 Indenture Documents” means “Transaction Documents” as defined in the 2029 Indenture.

1.6 “2029 Notes Minimum Liquidity Matters” means (a) an Event of Default under Section 6.01(f) of the 2029 Indenture arising from a breach of Section 4.20 of the 2029 Indenture and (b) Events of Default under Section 6.01(h)(ii) and Section 6.01(m) of the 2029 Indenture arising from the applicable Minimum Liquidity Matters under (x) the Term Loan Credit Agreement and (y) the 2028 Indenture; provided that additional “2029 Notes Minimum Liquidity Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders.

1.7 “2029 Notes Payment Matters” means (a) an Event of Default under Section 6.01(a) of the 2029 Indenture for failure to pay, before the end of the applicable grace period, all interest due under the 2029 Notes on any Payment Date; (b) Events of Default under Section 6.01(h) and Section 6.01(m) of the 2029 Indenture arising from a failure to pay, by the end of the applicable grace periods, all interest due on any Payment Date under the 2028 Notes; and (c) Events of Default under Section 6.01(h) and Section 6.01(m) of the 2029 Indenture arising from the Term Loan Payment Defaults; provided that (x) additional “2029 Notes Payment Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders and (y) this definition of “2029 Notes Payment Matters” shall automatically be deemed to include any other “Event of Default” as defined in and under the 2029 Indenture solely to the extent it directly arises from (A) the failure to pay interest due on any Payment Date under the 2028 Indenture or the 2029 Indenture beyond any applicable grace period or (B) the entry into this Agreement.

1.8 “2029 Notes Specified Matters” means the 2029 Notes Minimum Liquidity Matters and the 2029 Notes Payment Matters.

1.9 “Business Day” has the meaning given in the Term Loan Credit Agreement.

1.10 “Capital Stock” means any and all shares, stock, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership or profit interests in a Person that is another type of entity, including partnership interests, membership interests, voting trust certificates, certificates of interest, and profit interests, participations, or similar arrangements, and any and all warrants, rights or options to purchase, or other arrangements or rights to acquire, subscribe, convert to or otherwise receive or participate in the economic or other rights associated with any of the foregoing, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition.

1.11 “Credit Party” has the meaning given in the Term Loan Credit Agreement.

1.12 “Effective Date” means the date on which each of the conditions to the effectiveness of this Agreement specified in Section 3 of this Agreement is satisfied.

1.13 “FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

1.14 “Forbearance Consideration” means the fees, securities and other consideration payable, issuable and/or deliverable by the Company at the times and in the manner set forth in the Forbearance Fee Letter, plus interest on the 2028 Notes at the 2028 Notes Forbearance Rate and interest on the 2029 Notes at the 2029 Notes Forbearance Rate, in each case in accordance with Section 10 of this Agreement.

1.15 “Forbearance Fee Letter” means the letter agreement Re: Fee Agreement Pursuant to Forbearance Agreement, dated the date hereof, by and among the Company and each of the Consenting Lenders.

1.16 “Forbearance Period” means the period beginning on the Effective Date and ending upon the occurrence of the Forbearance Termination Event.

1.17 “Forbearance Termination Event” means the earliest to occur of:

(a) the Outside Date;

(b) the occurrence of an “Event of Default” under Section 8.1(f) or 8.1(g) of the Term Loan Credit Agreement, Section 6.01(j) or 6.01(k) of the 2028 Indenture, Section 6.01(j) or 6.01(k) of the 2029 Indenture, or Section 11.1(d) of the Royalty Agreement (each, a “Bankruptcy Default”);

(c) the time at which a written termination notice (email being sufficient) is delivered in accordance with Section 4 of this Agreement;

(d) the taking of any material enforcement action by any creditor of a Company Party against any Company Party or its assets; and

(e) the termination or expiration of any other forbearance or similar accommodation related to Material Indebtedness granted to any Company Party by any other creditor of any Company Party.

1.18 “Loan Documents” means the Term Loan Documents, the 2028 Indenture Documents, the 2029 Indenture Documents, and the Royalty Agreement Documents.

1.19 “Minimum Liquidity Matters” means the 2028 Notes Minimum Liquidity Matters, the 2029 Notes Minimum Liquidity Matters, the Term Loan Minimum Liquidity Matters and the Royalty Agreement Minimum Liquidity Matters.

1.20 “Outside Date” means 11:59 P.M. (prevailing Eastern Time) on October 15, 2026, as such date may be extended in accordance with Section 19 of this Agreement.

1.21 “Prior Forbearance Agreement” means that certain Forbearance Agreement, dated as of February 27, 2026, by and among the Company Parties and the Consenting Lenders party thereto, as amended, restated, supplemented or otherwise modified prior to the date hereof.

1.22 “Public-Side Lender” means any Consenting Lender that has notified the Company and the Consenting Lender Advisors in writing (email being sufficient) that it does not wish to receive material non-public information regarding the Company Parties, for so long as such notice has not been revoked by written notice (email being sufficient) to the Company and the Consenting Lender Advisors.

1.23 “Remedial Action” means any action to enforce, request the enforcement of (including any request upon either Term Loan Agent, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee or the Investor Representative, as applicable), or direct the enforcement of any of the rights and remedies available to the applicable Consenting Lenders under the applicable Loan Documents, or any agreements or instruments entered into in connection with any of the foregoing or any amendments or supplements to any of the foregoing, and/or any action to accelerate or collect any amounts with respect to the obligations under the Loan Documents, the sending of any written request to either Term Loan Agent, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee or the Investor Representative, as applicable, to initiate an action, suit or proceeding under the applicable Loan Documents, or any action to exercise any rights or remedies under the applicable Loan Documents. For the avoidance of doubt, Remedial Action shall not include any of the following actions: (i) declaring and/or sending (or directing the Term Loan Agents, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee or the Investor Representative, as applicable, to declare and/or send) any notices and communications with respect to this Agreement (including with respect to a Default or Event of Default (as defined in and under any of the Loan Documents) or any other breach of this Agreement, and any reservation of rights or similar matters); (ii) taking any action in order to create, perfect, preserve, protect, defend, or evidence (but not enforce its rights with respect to) the Consenting Lenders’ liens or security interests, as applicable, to the extent set forth in this Agreement and the applicable Loan Documents; (iii) enforcing the terms of this Agreement; (iv) taking any action to the extent necessary to preserve rights, prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a cross-claim or counterclaim; and (v) requesting, consenting to, giving notice of or directing the Term Loan Agents, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee or the Investor Representative, as applicable, to give notice of, or accepting or receiving payment of, interest at the increased rate provided in Section 2.9 of the Term Loan Credit Agreement or at any other rate applicable to overdue amounts under any Loan Document or under Section 2.1(a), Section 2.2(a), Section 2.3(a) or Section 10 of this Agreement.

1.24 “Requisite 2028 Noteholders” means the Requisite Holders under and as defined in the 2028 Indenture, unless the context requires the consent of Holders representing greater than 75% of the aggregate principal amount of 2028 Notes outstanding or the consent of each Holder of an outstanding 2028 Note, in each case pursuant to and in accordance with the terms of the 2028 Indenture.

1.25 “Requisite 2029 Noteholders” means the Requisite Holders under and as defined in the 2029 Indenture, unless the context requires the consent of Holders representing greater than 75% of the aggregate principal amount of 2029 Notes outstanding or the consent of each Holder of an outstanding 2029 Note, in each case pursuant to and in accordance with the terms of the 2029 Indenture.

1.26 “Requisite Lenders” has the meaning given in the Term Loan Credit Agreement.

1.27 “Royalty Agreement Documents” means “Transaction Documents” as defined in the Royalty Agreement.

1.28 “Royalty Agreement Minimum Liquidity Matters” means Events of Default under Section 11.1(g) of the Royalty Agreement for the applicable Minimum Liquidity Matters under (x) the Term Loan Credit Agreement, (y) the 2028 Indenture or (z) the 2029 Indenture; provided that additional “Royalty Agreement Minimum Liquidity Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Investor Representative.

1.29 “Royalty Agreement Payment Matters” means Events of Default under Section 11.1(g) of the Royalty Agreement (a) for failure to pay, before the end of the applicable grace periods, all interest due on any Payment Date under (x) the 2028 Indenture or (y) the 2029 Indenture; (b) for defaults, in each case beyond the applicable grace period, under (x) the 2028 Indenture or (y) the 2029 Indenture, permitting the obligations thereunder to be declared due and payable prior to the stated maturity, in each case arising as a direct result of the failure to pay interest due on any Payment Date; and (c) arising from the Term Loan Payment Defaults; provided that (i) additional “Royalty Agreement Payment Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Investor Representative and (ii) this definition of “Royalty Agreement Payment Matters” shall automatically be deemed to include any other “Event of Default” as defined in and under the Royalty Agreement solely to the extent it directly arises from (A) the failure to pay interest due on any Payment Date under the 2028 Indenture or the 2029 Indenture beyond any applicable grace period or (B) the entry into this Agreement.

1.30 “Royalty Agreement Specified Matters” means the Royalty Agreement Minimum Liquidity Matters and the Royalty Agreement Payment Matters.

1.31 “sNDA” means the Company’s supplemental New Drug Application submitted for the marketing authorization of selinexor in combination with ruxolitinib for the treatment of adult patients with intermediate or high-risk myelofibrosis (MF).

1.32 “Specified Matters” means the 2028 Notes Specified Matters, the 2029 Notes Specified Matters, the Royalty Agreement Specified Matters and the Term Loan Specified Matters.

1.33 “Term Loan Documents” means any “Credit Document” as defined in the Term Loan Credit Agreement.

1.34 “Term Loan Minimum Liquidity Matters” means Events of Default under Section 8.1(c) of the Term Loan Credit Agreement for the breach of Section 6.8 thereof and under Section 8.1(b) of the Term Loan Credit Agreement for the applicable Minimum Liquidity Matters under (x) the 2028 Indenture or (y) the 2029 Indenture; provided that additional “Term Loan Minimum Liquidity Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Consenting Term Lenders constituting Requisite Lenders.

1.35 “Term Loan Payment Defaults” means Events of Default arising under Section 8.1(a) of the Term Loan Credit Agreement as a result of the Company’s failure to pay (a) the Installment due on September 10, 2026, pursuant to Section 2.11 of the Term Loan Credit Agreement and (b) the interest on the Term Loans due on September 30, 2026, pursuant to Section 2.7(e) of the Term Loan Credit Agreement.

1.36 “Term Loan Payment Matters” means (a) Events of Default under Section 8.1(b) of the Term Loan Credit Agreement for failure to pay, before the end of the applicable grace periods, all interest due on any Payment Date under (x) the 2028 Indenture or (y) the 2029 Indenture, (b) Events of Default under Section 8.1(b) of the Term Loan Credit Agreement for defaults, in each case beyond the applicable grace period, under (x) the 2028 Indenture or (y) the 2029 Indenture, permitting the obligations thereunder to be declared due and payable prior to the stated maturity, in each case arising as a direct result of the failure to pay interest due on any Payment Date and (c) the Term Loan Payment Defaults; provided that (i) additional “Term Loan Payment Matters” may be added (and this definition deemed amended) at the request of the Company with the prior written consent of the Consenting Term Lenders constituting Requisite Lenders and (ii) this definition of “Term Loan Payment Matters” shall automatically be deemed to include any other “Event of Default” as defined in and under the Term Loan Credit Agreement solely to the extent it directly arises from (A) the failure to pay interest due on any Payment Date under the 2028 Indenture or the 2029 Indenture beyond any applicable grace period or (B) the entry into this Agreement.

1.37 “Term Loan Specified Matters” means the Term Loan Minimum Liquidity Matters and the Term Loan Payment Matters.

1.38 “Transfer” means to purchase, acquire, sell, resell, reallocate, use, pledge, loan, assign, transfer, hypothecate, participate, donate, tender or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales, or other transactions).

SECTION 2. Forbearance. In consideration of the Company Parties’ agreement of timely compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Company Parties set forth herein, subject to the satisfaction of each of the conditions precedent set forth in Section 3 of this Agreement for the effectiveness of this Agreement, and effective as of, the Effective Date:

2.1 Forbearance by Consenting Term Lenders.

(a) Each Consenting Term Lender hereby agrees with the Company Parties that, during the Forbearance Period, (i) it will refrain from taking any Remedial Action in connection with the Term Loan Specified Matters, (ii) it will refrain from directing the Term Loan Agents to take any Remedial Action in connection with the Term Loan Specified Matters; and (iii) to the extent necessary, it will direct the Term Loan Agents not to take any Remedial Action in connection with the Term Loan Specified Matters (collectively, the “Term Loan Forbearance”); provided that, from and including September 10, 2026 (in the case of such Installment) and September 30, 2026 (in the case of such interest), and for so long as any Term Loan Payment Default is continuing, all Obligations (including, without limitation, such overdue Installment and such overdue interest) shall bear interest at the increased rate (“Defaulted Interest”) provided in Section 2.9 of the Term Loan Credit Agreement (being two percent (2.00%) per annum in excess of the rate otherwise applicable under Section 2.7(a) of the Term Loan Credit Agreement) (the “Term Loan Default Rate”) which Defaulted Interest shall be computed pursuant to Section 2.7(d) of the Term Loan Credit Agreement and paid pursuant to Section 2.15 of the Term Loan Credit Agreement, and the Company hereby acknowledges and agrees that (A) the Consenting Term Lenders constituting Requisite Lenders have, by their execution of this Agreement, requested and consented to the accrual of interest at the Term Loan Default Rate, (B) this Agreement constitutes the notice to the Company by the Administrative Agent contemplated by Section 2.9 of the Term Loan Credit Agreement, and (C) no further request, consent or notice by any Consenting Term Lender or either Term Loan Agent shall be required for the Term Loan Default Rate to apply; and (z) all such overdue amounts, together with all interest accrued thereon at the Term Loan Default Rate, shall be due and payable in cash immediately upon the occurrence of the Forbearance Termination Event, without any further notice, demand or presentment of any kind.

(b) Upon any Forbearance Termination Event, the Term Loan Forbearance shall immediately cease without requirement for any notice, demand or presentment of any kind, and the Company at that time shall be obligated to comply with and perform all terms, conditions and provisions of the Term Loan Documents without giving effect to the Term Loan Forbearance, and the Consenting Term Lenders may at any time thereafter proceed to exercise any and all of their rights and remedies, including, without limitation, any rights and remedies in connection with the Term Loan Specified Matters, and any other Defaults or Events of Default as defined in and under the applicable Term Loan Documents, or rights under this Agreement as if the Term Loan Forbearance had never existed and all of the rights and remedies shall be available without restriction or modification, as if the Term Loan Forbearance had not been effectuated.

(c) The Consenting Term Lenders (i) have not waived, and are not by this Agreement waiving, any “Defaults” or “Events of Default” (as defined in and under any of the Term Loan Documents) which may be continuing on the date hereof or any “Defaults” or “Events of Default” (as defined in and under any of the Term Loan Documents) which may occur after the date hereof, including the Term Loan Specified Matters, and (ii) have not agreed to forbear with respect to any of their rights or remedies concerning any “Defaults” or “Events of Default” (as defined in and under any of the Term Loan Documents) (other than, during the Forbearance Period, the Term Loan Specified Matters to the extent expressly set forth herein) occurring at any time.

(d) The Company and the other Credit Parties each acknowledge that the Consenting Term Lenders have not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Term Loan Specified Matters may be resolved, or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(e) The parties hereto agree that the running of all statutes of limitations and the doctrine of laches applicable to all claims or causes of action that any Consenting Term Lender (or the Term Loan Agents) may be entitled to take or bring in order to enforce its rights and remedies against the Company or any other Credit Party are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(f) The Term Loan Forbearance is further expressly subject to and conditioned upon (i) the Company’s compliance with each and every term of this Agreement and (ii) the continued effectiveness of the 2028 Notes Forbearance, the 2029 Notes Forbearance and the Royalty Forbearance.

2.2 Forbearance by Consenting 2028 Noteholders.

(a) Each Consenting 2028 Noteholder, individually, and not jointly, hereby agrees with the Company Parties, and only the Company Parties, that, during the Forbearance Period, (i) it will refrain from taking any Remedial Action in connection with the 2028 Notes Specified Matters, (ii) it will refrain from directing the 2028 Trustee to take any Remedial Action in connection with the 2028 Notes Specified Matters; and (iii) to the extent necessary, it will direct the 2028 Trustee not to take any Remedial Action in connection with the 2028 Notes Specified Matters (collectively, the “2028 Notes Forbearance”); provided that, for the avoidance of doubt, any interest in respect of the 2028 Notes that is not paid when due under the 2028 Indenture Documents shall accrue interest at the rate applicable to overdue installments of interest under the 2028 Indenture (together with the additional interest thereon at the 2028 Notes Forbearance Rate provided in Section 10 of this Agreement).

(b) Upon any Forbearance Termination Event, the 2028 Notes Forbearance shall immediately cease without requirement for any notice, demand or presentment of any kind, and the Company at that time shall be obligated to comply with and perform all terms, conditions and provisions of the 2028 Indenture Documents without giving effect to the 2028 Notes Forbearance (including for the avoidance of doubt, upon the termination of the 2028 Notes Forbearance, immediate payment of all accrued and unpaid interest on the 2028 Notes, including any and all accrued interest thereon at the stated rate of interest for the 2028 Notes), and the Consenting 2028 Noteholders may at any time thereafter proceed to exercise any and all of their rights and remedies, including, without limitation, any rights and remedies in connection with the 2028 Notes Specified Matters, and any other Defaults or Events of Default as defined in and under the applicable 2028 Indenture Documents, or rights under this Agreement as if the 2028 Notes Forbearance had never existed and all of the rights and remedies shall be available without restriction or modification, as if the 2028 Notes Forbearance had not been effectuated.

(c) The Consenting 2028 Noteholders (i) have not waived, and are not by this Agreement waiving, any “Defaults” or “Events of Default” (as defined in and under any of the 2028 Indenture Documents) which may be continuing on the date hereof or any “Defaults” or “Events of Default” (as defined in and under any of the 2028 Indenture Documents) which may occur after the date hereof, including the 2028 Notes Specified Matters, and (ii) have not agreed to forbear with respect to any of their rights or remedies concerning any “Defaults” or “Events of Default” (as defined in and under any of the 2028 Indenture Documents) (other than, during the Forbearance Period, the 2028 Notes Specified Matters to the extent expressly set forth herein) occurring at any time.

(d) The Company acknowledges that the Consenting 2028 Noteholders have not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the 2028 Notes Specified Matters may be resolved, or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(e) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Consenting 2028 Noteholder (or the 2028 Trustee or the Collateral Trustee, as applicable) may be entitled to take or bring in order to enforce its rights and remedies against the Company are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(f) The 2028 Notes Forbearance is further expressly subject to and conditioned upon (i) the Company’s compliance with each and every term of this Agreement and (ii) the continued effectiveness of the Term Loan Forbearance, the 2029 Notes Forbearance and the Royalty Forbearance.

2.3 Forbearance by Consenting 2029 Noteholders.

(a) Each Consenting 2029 Noteholder, individually, and not jointly, hereby agrees with the Company Parties, and only the Company Parties, that, during the Forbearance Period, (i) it will refrain from taking any Remedial Action in connection with the 2029 Notes Specified Matters, (ii) it will refrain from directing the 2029 Trustee to take any Remedial Action in connection with the 2029 Notes Specified Matters; and (iii) to the extent necessary, it will direct the 2029 Trustee not to take any Remedial Action in connection with the 2029 Notes Specified Matters (collectively, the “2029 Notes Forbearance”); provided that, for the avoidance of doubt, any interest in respect of the 2029 Notes that is not paid when due under the 2029 Indenture Documents shall accrue interest at the rate applicable to overdue installments of interest under the 2029 Indenture (together with the additional interest thereon at the 2029 Notes Forbearance Rate provided in Section 10 of this Agreement).

(b) Upon any Forbearance Termination Event, the 2029 Notes Forbearance shall immediately cease without requirement for any notice, demand or presentment of any kind, and the Company at that time shall be obligated to comply with and perform all terms, conditions and provisions of the 2029 Indenture Documents without giving effect to the 2029 Notes Forbearance (including for the avoidance of doubt, upon the termination of the 2029 Notes Forbearance, immediate payment of all accrued and unpaid interest on the 2029 Notes, including any and all accrued interest thereon at the stated rate of interest for the 2029 Notes, together with the additional interest thereon at the 2029 Notes Forbearance Rate provided in Section 10 of this Agreement), and the Consenting 2029 Noteholders may at any time thereafter proceed to exercise any and all of their rights and remedies, including, without limitation, any rights and remedies in connection with the 2029 Notes Specified Matters, and any other Defaults or Events of Default as defined in and under the applicable 2029 Indenture Documents, or rights under this Agreement as if the 2029 Notes Forbearance had never existed and all of the rights and remedies shall be available without restriction or modification, as if the 2029 Notes Forbearance had not been effectuated.

(c) The Consenting 2029 Noteholders (i) have not waived, and are not by this Agreement waiving, any “Defaults” or “Events of Default” (as defined in and under any of the 2029 Indenture Documents) which may be continuing on the date hereof or any “Defaults” or “Events of Default” (as defined in and under any of the 2029 Indenture Documents) which may occur after the date hereof, including the 2029 Notes Specified Matters, and (ii) have not agreed to forbear with respect to any of their rights or remedies concerning any “Defaults” or “Events of Default” (as defined in and under any of the 2029 Indenture Documents) (other than, during the Forbearance Period, the 2029 Notes Specified Matters to the extent expressly set forth herein) occurring at any time.

(d) The Company acknowledges that the Consenting 2029 Noteholders have not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the 2029 Notes Specified Matters may be resolved, or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(e) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Consenting 2029 Noteholder (or the 2029 Trustee or the Collateral Trustee, as applicable) may be entitled to take or bring in order to enforce its rights and remedies against the Company are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(f) The 2029 Notes Forbearance is further expressly subject to and conditioned upon (i) the Company’s compliance with each and every term of this Agreement and (ii) the continued effectiveness of the Term Loan Forbearance, the 2028 Notes Forbearance and the Royalty Forbearance.

2.4 Forbearance by Consenting Royalty Investors.

(a) The Investor Representative, on behalf of itself and the other Consenting Royalty Investors, hereby agrees that, during the Forbearance Period, (i) each Consenting Royalty Investor will refrain from taking any Remedial Action in connection with the Royalty Agreement Specified Matters; and (ii) to the extent necessary, each Consenting Royalty Investor will direct the Investor Representative not to take any Remedial Action in connection with the Royalty Agreement Specified Matters (collectively, the “Royalty Forbearance”).

(b) Upon any Forbearance Termination Event, the Royalty Forbearance shall immediately cease without requirement for any notice, demand or presentment of any kind, and the Company at that time shall be obligated to comply with and perform all terms, conditions and provisions of the Royalty Agreement Documents without giving effect to the Royalty Forbearance, and the Consenting Royalty Investors may at any time thereafter proceed to exercise any and all of their rights and remedies, including, without limitation, any rights and remedies in connection with the Royalty Agreement Specified Matters, and any other Defaults or Events of Default as defined in and under the Royalty Agreement Documents, or rights under this Agreement as if the Royalty Forbearance had never existed and all of the rights and remedies shall be available without restriction or modification, as if the Royalty Forbearance had not been effectuated.

(c) The Consenting Royalty Investors (i) have not waived and are not by this Agreement waiving any “Defaults” or “Events of Default” (as defined in and under any of the Royalty Agreement Documents) which may be continuing on the date hereof or any “Defaults” or “Events of Default” (as defined in and under any of the Royalty Agreement Documents) which may occur after the date hereof, including the Royalty Agreement Specified Matters, and (ii) have not agreed to forbear with respect to any of their rights or remedies concerning any “Defaults” or “Events of Default” (as defined in and under any of the Royalty Agreement Documents) (other than, during the Forbearance Period, the Royalty Agreement Specified Matters to the extent expressly set forth herein) occurring at any time.

(d) The Company acknowledges that the Consenting Royalty Investors have not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Royalty Agreement Specified Matters may be resolved, or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(e) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Consenting Royalty Investor may be entitled to take or bring in order to enforce its rights and remedies against the Company are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(f) The Royalty Forbearance is further expressly subject to and conditioned upon (i) the Company’s compliance with each and every term of this Agreement and (ii) the continued effectiveness of the Term Loan Forbearance, the 2028 Notes Forbearance and the 2029 Notes Forbearance.

2.5 Limited Waiver of Interest Payment Mechanics for 2028 Notes.

(a) The Consenting 2028 Noteholders, the Company and the 2028 Trustee hereby agree, that, notwithstanding Section 2.03(c)(i) of the 2028 Indenture, if and when the Company pays all or any portion of the June 30, 2026 and/or September 30, 2026 interest payments (including any and all accrued interest (including Defaulted Amounts) thereon at the stated rate of interest for the 2028 Notes, together with the additional interest thereon at the 2028 Notes Forbearance Rate provided in Section 10 of this Agreement) (the “2028 Notes Overdue Interest”), each such payment may be made by, (i) at least two (2) Business Days before the date of such payment, giving written notice to the 2028 Trustee of the amount of the 2028 Notes Overdue Interest to be paid on such date and (ii) on or before 11:00am (EST) on the date of such payment, depositing such amount in Cash with the 2028 Trustee (the “2028 Notes Limited Waiver”).

(b) Except as expressly set forth in Section 2.5(a) above, this 2028 Notes Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Consenting 2028 Noteholder or the 2028 Trustee under the 2028 Indenture or any 2028 Indenture Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the 2028 Indenture or any 2028 Indenture Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the 2028 Indenture or any 2028 Indenture Documents in similar or different circumstances. For the avoidance of doubt, nothing in this Section 2.5 or otherwise in this Agreement is, or shall be deemed to be, a waiver, deferral or extension of the time for payment of the 2028 Notes Overdue Interest.

(c) In connection with the 2028 Notes Limited Waiver, each of the Consenting 2028 Noteholders, severally and not jointly, hereby agrees, acknowledges, represents, warrants and undertakes to the 2028 Trustee that:

(i)

it is the beneficial owner in respect of its 2028 Notes; and, if it is acting in a fiduciary, agency or other capacity as a nominee or other intermediary, it has full investment discretion or is acting upon valid instructions with respect to its 2028 Notes;

(ii)

it acknowledges that neither the 2028 Trustee nor any of its affiliates, directors, officers, employees or agents has made any recommendation as to whether or not it should grant the 2028 Notes Limited Waiver;

(iii)

Wilmington Savings Fund Society, FSB, in any and all of its capacities, including its capacity as 2028 Trustee and Collateral Trustee, (A) assumes no responsibility and will have no liability for the accuracy, correctness, adequacy, or completeness of the information concerning the Company or any other party related to the 2028 Notes Limited Waiver or any related documents, or for any failure by the Company or any other party to disclose events that may have occurred and may affect the significance, correctness, adequacy, completeness or accuracy of such information, and (B) shall be entitled to its rights, privileges, immunities, indemnities, limitations of liability and protections as more fully set forth in the 2028 Indenture;

(iv)

it waives, to the fullest extent permitted by law, all rights and entitlement it may otherwise have or acquire to bring, participate in or enforce legal proceedings of any nature against the 2028 Trustee, the Collateral Trustee and/or their respective financial and legal advisers (together with their respective directors, members and representatives) in connection with the 2028 Notes Limited Waiver; and

(v)

it shall indemnify the 2028 Trustee, the Collateral Trustee and their respective affiliates, directors, officers, employees, agents and affiliates against any and all losses, costs, claims, liabilities, expenses, charges, actions or demands, which any of them may incur or which may be made against any of them as a result of any breach of any of the terms of, or any of the acknowledgments, representations, warranties and/or undertakings given pursuant to the 2028 Notes Limited Waiver by it.

2.6 Limited Waiver of Interest Payment Mechanics for 2029 Notes.

(a) The Consenting 2029 Noteholders, the Company and the 2029 Trustee hereby agree, that, notwithstanding Section 2.03(c)(i) of the 2029 Indenture, if and when the Company pays all or any portion of the June 30, 2026 and/or September 30, 2026 interest payments (including any and all accrued interest (including Defaulted Amounts) thereon at the stated rate of interest for the 2029 Notes, together with the additional interest thereon at the 2029 Notes Forbearance Rate provided in Section 10 of this Agreement) (the “2029 Notes Overdue Interest”), each such payment may be made by, (i) at least two (2) Business Days before the date of such payment, giving written notice to the 2029 Trustee of the amount of the 2029 Notes Overdue Interest to be paid on such date and (ii) on or before 11:00am (EST) on the date of such payment, depositing such amount in Cash with the 2029 Trustee (the “2029 Notes Limited Waiver”).

(b) Except as expressly set forth in Section 2.6(a) above, this 2029 Notes Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Consenting 2029 Noteholder or the 2029 Trustee under the 2029 Indenture or any 2029 Indenture Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the 2029 Indenture or any 2029 Indenture Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the 2029 Indenture or any 2029 Indenture Documents in similar or different circumstances. For the avoidance of doubt, nothing in this Section 2.6 or otherwise in this Agreement is, or shall be deemed to be, a waiver, deferral or extension of the time for payment of the 2029 Notes Overdue Interest.

(c) In connection with the 2029 Notes Limited Waiver, each of the Consenting 2029 Noteholders, severally and not jointly, agrees, acknowledges, represents, warrants and undertakes to the 2029 Trustee that:

(i)

it is the beneficial owner in respect of its 2029 Notes; and, if it is acting in a fiduciary, agency or other capacity as a nominee or other intermediary, it has full investment discretion or is acting upon valid instructions with respect to its 2029 Notes;

(ii)

it acknowledges that neither the 2029 Trustee nor any of its affiliates, directors, officers, employees or agents has made any recommendation as to whether or not it should grant the 2029 Notes Limited Waiver;

(iii)

Wilmington Savings Fund Society, FSB, in any and all of its capacities, including its capacity as 2029 Trustee and Collateral Trustee, (A) assumes no responsibility and will have no liability for the accuracy, correctness, adequacy, or completeness of the information concerning the Company or any other party related to the 2029 Notes Limited Waiver or any related documents, or for any failure by the Company or any other party to disclose events that may have occurred and may affect the significance, correctness, adequacy, completeness or accuracy of such information, and (B) shall be entitled to its rights, privileges, immunities, indemnities, limitations of liability and protections as more fully set forth in the 2029 Indenture;

(iv)

it waives, to the fullest extent permitted by law, all rights and entitlement it may otherwise have or acquire to bring, participate in or enforce legal proceedings of any nature against the 2029 Trustee, the Collateral Trustee and/or their respective financial and legal advisers (together with their respective directors, members and representatives) in connection with the 2029 Notes Limited Waiver; and

(v)

it shall indemnify the 2029 Trustee, the Collateral Trustee and their respective affiliates, directors, officers, employees, agents and affiliates against any and all losses, costs, claims, liabilities, expenses, charges, actions or demands, which any of them may incur or which may be made against any of them as a result of any breach of any of the terms of, or any of the acknowledgments, representations, warranties and/or undertakings given pursuant to the 2029 Notes Limited Waiver by it.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions:

(a) Duly executed counterparts of this Agreement and the Forbearance Fee Letter shall have been received by each of the Company and the Consenting Lenders from each of (i) the Company, (ii) the Consenting Term Lenders constituting Requisite Lenders, (iii) the Consenting 2028 Noteholders, (iv) the Consenting 2029 Noteholders, and (v) the Investor Representative;

(b) No “Default” or “Event of Default” (as defined in and under any of the Loan Documents), other than the Specified Matters, shall have occurred and be continuing under any of the Loan Documents;

(c) The making and accuracy of the representations and warranties set forth in this Agreement; and

(d) The Consenting Lenders shall have received in full in cash on or before the Effective Date all fees and reasonable and documented out-of-pocket expenses incurred in connection with the negotiation, preparation and execution of this Agreement, and the Company shall pay the reasonable and documented fees, out-of-pocket expenses and disbursements of each of Latham & Watkins LLP, Gibson, Dunn & Crutcher LLP and Hogan Lovells Cadwalader US LLP within one (1) Business Day of receipt of an invoice from each.

SECTION 4. Termination Rights.

4.1 Consenting Term Lenders. The Consenting Term Lenders constituting Requisite Lenders may terminate the Forbearance Period under this Agreement by providing written notice (email being sufficient) to each of (i) the Company, (ii) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders, (iii) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders, (iv) the Term Loan Agents and (v) the Investor Representative upon the occurrence of any of the following events:

(a) the occurrence of an Event of Default under and as defined in the Term Loan Documents other than a Term Loan Specified Matter or Bankruptcy Default;

(b) the (x) breach or failure of the Company to comply with any term, condition, covenant or agreement set forth in this Agreement or (y) failure of any representation or warranty made by the Company under this Agreement to be true and correct or any other breach of such representation or warranty;

(c) any occurrence, event or change in facts or circumstances occurring on or after the Effective Date that would have a Material Adverse Effect (as defined in the Term Loan Credit Agreement);

(d) the FDA shall have refused to file, rejected or otherwise declined to accept the sNDA for filing, or the Company shall have withdrawn the sNDA;

(e) the Company Parties shall have permitted the Consolidated Liquidity (as defined in the Term Loan Credit Agreement) to be less than $10,000,000 at any time during the Forbearance Period; or

(f) the repudiation or assertion of any defense by the Company or any other Credit Party with respect to this Agreement or any Term Loan Document (including, for the avoidance of doubt, the Credit Agreement Second Amendment) or the pursuit of any claim by any Credit Party against either Term Loan Agent, any Consenting Term Lender or any Released Party related to the Consenting Term Lenders.

The Company Parties acknowledge, confirm, and agree that any misrepresentation by any Company Party, or any failure of a Company Party to comply with the covenants, conditions and agreements contained in this Agreement, the Forbearance Fee Letter, the Term Loan Documents, or in any other agreement, document or instrument at any time executed or delivered by the Company Parties with, to or in favor of the Consenting Term Lenders will constitute an immediate “Event of Default” as defined in and under the applicable Term Loan Documents.

4.2 Consenting 2028 Noteholders. The Consenting 2028 Noteholders constituting Requisite 2028 Noteholders may terminate the Forbearance Period under this Agreement by providing written notice (email being sufficient) to each of (i) the Company, (ii) the Consenting Term Lenders constituting Requisite Lenders, (iii) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders, (iv) the 2028 Trustee and (v) the Investor Representative upon the occurrence of any of the following events:

(a) the occurrence of an Event of Default under and as defined in the 2028 Indenture Documents other than a 2028 Notes Specified Matter or Bankruptcy Default;

(b) the (x) breach or failure of the Company to comply with any term, condition, covenant or agreement set forth in this Agreement or (y) failure of any representation or warranty made by the Company under this Agreement to be true and correct or any other breach of such representation or warranty;

(c) any occurrence, event, or change in facts or circumstances occurring on or after the Effective Date that would have a Material Adverse Effect (as defined in the 2028 Indenture);

(d) the FDA shall have refused to file, rejected or otherwise declined to accept the sNDA for filing, or the Company shall have withdrawn the sNDA;

(e) the Company Parties shall have permitted the Consolidated Liquidity (as defined in the 2028 Indenture) to be less than $10,000,000 at any time during the Forbearance Period; or

(f) the repudiation or assertion of any defense by the Company or any other Credit Party with respect to this Agreement or any 2028 Indenture Document or the pursuit of any claim by any Credit Party against the 2028 Trustee, the Collateral Trustee, any Consenting 2028 Noteholder or any Released Party related to the Consenting 2028 Noteholders.

The Company Parties acknowledge, confirm, and agree that any misrepresentation by any Company Party, or any failure of a Company Party to comply with the covenants, conditions and agreements contained in this Agreement, the Forbearance Fee Letter, the 2028 Indenture Documents, or in any other agreement, document or instrument at any time executed or delivered by the Company Parties with, to or in favor of the Consenting 2028 Noteholders will constitute an immediate “Event of Default” as defined in and under the applicable 2028 Indenture Documents.

4.3 Consenting 2029 Noteholders. The Consenting 2029 Noteholders constituting Requisite 2029 Noteholders may terminate the Forbearance Period under this Agreement by providing written notice (email being sufficient) to each of (i) the Company, (ii) the Consenting Term Lenders constituting Requisite Lenders, (iii) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders, (iv) the 2029 Trustee and (v) the Investor Representative upon the occurrence of any of the following events:

(a) the occurrence of an Event of Default under and as defined in the 2029 Indenture Documents other than a 2029 Notes Specified Matter or Bankruptcy Default;

(b) the (x) breach or failure of the Company to comply with any term, condition, covenant or agreement set forth in this Agreement or (y) failure of any representation or warranty made by the Company under this Agreement to be true and correct or any other breach of such representation or warranty;

(c) any occurrence, event, or change in facts or circumstances occurring on or after the Effective Date that would have a Material Adverse Effect (as defined in the 2029 Indenture);

(d) the FDA shall have refused to file, rejected or otherwise declined to accept the sNDA for filing, or the Company shall have withdrawn the sNDA;

(e) the Company Parties shall have permitted the Consolidated Liquidity (as defined in the 2029 Indenture) to be less than $10,000,000 at any time during the Forbearance Period; or

(f) the repudiation or assertion of any defense by the Company or any other Credit Party with respect to this Agreement or any 2029 Indenture Document or the pursuit of any claim by any Credit Party against the 2029 Trustee, the Collateral Trustee, any Consenting 2029 Noteholder or any Released Party related to the Consenting 2029 Noteholders.

The Company Parties acknowledge, confirm, and agree that any misrepresentation by any Company Party, or any failure of a Company Party to comply with the covenants, conditions and agreements contained in this Agreement, the Forbearance Fee Letter, the 2029 Indenture Documents, or in any other agreement, document or instrument at any time executed or delivered by the Company Parties with, to or in favor of the Consenting 2029 Noteholders will constitute an immediate “Event of Default” as defined in and under the applicable 2029 Indenture Documents.

4.4 Investor Representative. The Investor Representative may terminate the Forbearance Period under this Agreement by providing written notice (email being sufficient) to each of (i) the Company, (ii) the Consenting Term Lenders constituting Requisite Lenders, (iii) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders and (iv) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders upon the occurrence of any of the following events:

(a) the occurrence of an Event of Default under and as defined in the Royalty Agreement Documents other than a Royalty Agreement Specified Matter or a Bankruptcy Default;

(b) the (x) breach or failure of the Company to comply with any term, condition, covenant or agreement set forth in this Agreement or (y) failure of any representation or warranty made by the Company under this Agreement to be true and correct or any other breach of such representation or warranty;

(c) any occurrence, event or change in facts or circumstances occurring on or after the Effective Date that would have a Material Adverse Effect (as defined in the Royalty Agreement);

(d) the FDA shall have refused to file, rejected or otherwise declined to accept the sNDA for filing, or the Company shall have withdrawn the sNDA; or

(e) the repudiation or assertion of any defense by the Company or any other Credit Party with respect to this Agreement or any Royalty Agreement Document or the pursuit of any claim by any Credit Party against the Investor Representative, any Consenting Royalty Investor or any Released Party related to the Consenting Royalty Investors.

The Company acknowledges, confirms, and agrees that any misrepresentation by the Company, or any failure of the Company to comply with the covenants, conditions, and agreements contained in this Agreement, the Forbearance Fee Letter, the Royalty Agreement Documents, or in any other agreement, document or instrument at any time executed or delivered by the Company with, to or in favor of the Consenting Royalty Investors will constitute an immediate “Event of Default” as defined in and under the applicable Royalty Agreement Documents.

SECTION 5. Representations and Warranties of the Company Parties. To induce the Consenting Lenders to enter into this Agreement, each Company Party hereby represents and warrants to the Consenting Lenders that:

(a) No “Default” or “Event of Default” (as defined in and under any of the Loan Documents) has occurred under any of the Loan Documents, and is continuing as of the date hereof or is currently anticipated to occur (other than the Specified Matters);

(b) The individual executing this Agreement on behalf of such Company Party is authorized to so act and the obligations set forth in this Agreement are legal, valid, binding and enforceable against such Company Party in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(c) The execution, delivery and performance of this Agreement, and the transactions to be entered into in connection herewith, by each Company Party, and the performance of its obligations hereunder are within the power and authority of each Company Party and have been duly authorized by all necessary action on the part of each Company Party, and this Agreement has been duly authorized, executed and delivered by each Company Party.

SECTION 6. Representations and Warranties of the Consenting Lenders.

6.1 Each of the Consenting Term Lenders hereby represents and warrants to the Company Parties (and to only the Company Parties) that it is party to the Term Loan Documents and the beneficial owner of the aggregate principal amount of Term Loans provided to the Company (and, as applicable, the Term Loan Agents) under separate cover or in its signature on a Joinder.

6.2 Each of the Consenting 2028 Noteholders hereby represents and warrants to the Company (and to only the Company) that it is the beneficial owner of the aggregate principal amount of 2028 Notes for the period beginning on the most recent Regular Record Date (as defined in the 2028 Indenture) to the date hereof provided to the Company under separate cover or in its signature on a Joinder, or it has, with respect to the beneficial owners of such 2028 Notes, (a) sole investment or voting discretion with respect to such 2028 Notes, (b) full power and authority to vote on and consent to matters concerning such 2028 Notes, or (c) full power and authority to bind or act on behalf of such beneficial owners of the 2028 Notes.

6.3 Each of the Consenting 2029 Noteholders hereby represents and warrants to the Company (and to only the Company) that it is the beneficial owner of the aggregate principal amount of 2029 Notes for the period beginning on the most recent Regular Record Date (as defined in the 2029 Indenture) to the date hereof provided to the Company under separate cover or in its signature on a Joinder, or it has, with respect to the beneficial owners of such 2029 Notes, (a) sole investment or voting discretion with respect to such 2029 Notes, (b) full power and authority to vote on and consent to matters concerning such 2029 Notes, or (c) full power and authority to bind or act on behalf of such beneficial owners of the 2029 Notes.

6.4 Each of the Consenting Royalty Investors hereby represents and warrants to the Company (and to only the Company) that it is party to the Royalty Agreement Documents and the beneficial owner of the aggregate principal amount of indebtedness under the Royalty Agreement provided to the Company (and, as applicable, the Investor Representative) under separate cover or in its signature on a Joinder.

SECTION 7. [Reserved].

SECTION 8. Notice of Remedial Action or Other Enforcement Action. The Company shall promptly (and in any event within one (1) day after such action) provide the Consenting Lenders with written notice of any Remedial Action or any other enforcement action taken by any party, whether under the applicable Loan Documents or any other agreement.

SECTION 9. Cooperation Covenants. During the Forbearance Period, except as may otherwise be agreed in writing by each of (i) the Consenting Term Lenders constituting Requisite Lenders, (ii) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders, (iii) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders and (iv) the Investor Representative, each Company Party shall, and shall cause its officers, directors, employees, agents, and advisors to:

(a) provide the Consenting Lenders and their respective employees, agents, representatives, advisors and consultants (including Latham & Watkins LLP, Gibson, Dunn & Crutcher LLP (on behalf of Braidwell Partners LP), Houlihan Lokey Financial Advisors, Inc., Hogan Lovells Cadwalader US LLP, and any investment banker, financial advisor, accountant, legal counsel, agent, representative or expert retained by or acting on behalf of any of the Consenting Lenders, collectively, the “Consenting Lender Advisors”) reasonable access, during normal business hours, to the offices, properties, books and records, officers (including the chief executive officer, chief financial officer and chief legal officer), directors, employees, accountants, auditors, counsel and other representatives and advisors of the Company Parties, and instruct each of the foregoing Persons to cooperate reasonably with the Consenting Lenders and the Consenting Lender Advisors in respect of the foregoing and to fully disclose all information (including through maintenance of a data room, as applicable) reasonably requested regarding the Collateral (as defined in the applicable Loan Documents) and the Company Parties’ affairs, finances, financial condition, liquidity, property (including intellectual property), tax matters, regulatory matters, restructuring and strategic alternative matters, business, and operations; and each Company Party waives and releases each such officer, director, employee and advisor from the operation and provisions of any confidentiality agreement with any Company Party such that such Person is not prohibited from providing any of the foregoing information to any Consenting Lender or Consenting Lender Advisor;

(b) irrevocably authorize, direct and cause the Company Parties’ investment bankers, financial advisors, consultants and other professionals to (i) disclose fully and promptly to the Consenting Lenders and the Consenting Lender Advisors all material developments concerning any financing, refinancing, capital raise, sale or restructuring transaction involving the Company Parties, (ii) at a reasonable frequency requested by the Consenting Lenders, consult with, and respond to the inquiries of, the Consenting Lenders and the Consenting Lender Advisors concerning any and all matters relating to the affairs, finances and businesses of the Company Parties, the assets and Capital Stock of the Company Parties and any aspect of any such transaction, including communications outside the presence of any representative of any Company Party, and (iii) provide to the Consenting Lenders and the Consenting Lender Advisors copies of all reports, analyses, presentations and other materials prepared in connection with any such transaction, including any and all confidential memoranda or other work product prepared by such professionals, any draft confidential information memorandum, data room access, quality of earnings analyses and market studies;

(c) promptly, and in any event within two (2) Business Days after receipt or delivery of same, deliver to the Consenting Lender Advisors copies of all previously undisclosed written expressions of interest, indications of interest, term sheets, letters of intent, memoranda of understanding, definitive agreements and similar documents received by, or delivered by, any Company Party or any of its investment bankers or financial advisors concerning any financing, refinancing, capital raise, sale of all or any material portion of the Company Parties’ businesses or assets, merger, recapitalization or other restructuring transaction involving any Company Party, and notify the Consenting Lenders and the Consenting Lender Advisors of all previously undisclosed Persons to whom any marketing materials have been distributed;

(d) promptly respond to, and use reasonable best efforts to satisfy, all due diligence requests of the Consenting Lenders and the Consenting Lender Advisors, including by establishing and maintaining an electronic data room to which the Consenting Lender Advisors are granted access, and cooperate with all business, financial, legal, tax, regulatory and intellectual property diligence reasonably requested in connection with any potential financing, refinancing, sale or restructuring transaction involving any Company Party;

(e) concurrently provide to the Consenting Lenders and the Consenting Lender Advisors copies of any financial, operating or transaction-related information furnished to any other creditor of any Company Party, or to any advisor to any such creditor, in each case other than information furnished to a Consenting Lender in its capacity as such;

(f) promptly, and in any event on the same calendar day received by the Company, notify the Consenting Lenders and the Consenting Lender Advisors of, and provide copies to the Consenting Lender Advisors (on a “professional eyes only” basis) of, any written communication received from or delivered to the FDA in respect of the sNDA, including any communication regarding acceptance of the sNDA for filing, any refuse-to-file determination, the grant or denial of Priority Review, the assignment of any goal date under the Prescription Drug User Fee Act and any request for additional information;

(g) promptly notify the Consenting Lenders in writing (email being sufficient) of the occurrence of any Forbearance Termination Event, any breach of this Agreement or any “Default” or “Event of Default” (as defined in and under any of the Loan Documents) other than the Specified Matters;

(h) deliver to the Consenting Lender Advisors (on a “professional eyes only” basis), (i) on or before the Effective Date, a rolling thirteen (13) week cash flow forecast of the Company Parties in reasonable detail (as updated from time to time in accordance with this clause (h), the “Budget”), and (ii) on the third (3rd) Business Day of every other calendar week thereafter, an updated Budget together with a report setting forth actual receipts and disbursements for the preceding two-week period as compared to the Budget, with an explanation of all material variances; provided that any Consenting Lender that is not a Public-Side Lender may, by written notice to the Company (email being sufficient), request that the Company deliver the Budget and each such report to such Consenting Lender, and the Company shall thereafter deliver the same to such Consenting Lender concurrently with delivery to the Consenting Lender Advisors;

(i) not, and not permit any Subsidiary to, enter into any agreement providing for (i) a sale, exclusive license or other disposition of all or any material portion of the assets of the Company Parties, taken as a whole, or (ii) any merger, consolidation, tender or exchange offer, share exchange or other transaction resulting in a change of control of the Company, in each case unless such agreement provides for (x) the payment in full in cash of all Obligations (as defined in the Term Loan Credit Agreement) and all amounts outstanding under the 2028 Indenture Documents and the 2029 Indenture Documents concurrently with the consummation of such transaction and (y) the repurchase of the Preferred Stock (as defined in the Forbearance Fee Letter) in accordance with the Certificate of Designations therefor; and

(j) (i) not deliver, and identify to the Consenting Lender Advisors if provided on a “professional eyes only” basis, any material non-public information regarding the Company Parties to any Public-Side Lender, it being agreed that delivery of any information required to be delivered to the Consenting Lenders under this Section 9 to the Consenting Lender Advisors shall satisfy such requirement as to each Public-Side Lender; and (ii) no later than two (2) Business Days after the end of the Forbearance Period, publicly disclose, by means of a Current Report on Form 8-K or a press release, all material non-public information regarding the Company Parties that has been delivered to any Consenting Lender (other than a Public-Side Lender) pursuant to this Agreement and that has not previously been publicly disclosed, and, if the Company fails to do so, each such Consenting Lender shall be entitled, without liability to any Company Party, to publicly disclose such information.

Nothing in this Section 9 shall require any Company Party to disclose information to the extent such disclosure would result in the waiver of attorney-client privilege or the attorney work-product protection or would violate applicable law; provided, that the Company Parties shall make alternative arrangements (including redaction or common interest arrangements) to provide such information in a manner that does not result in such waiver or violation.

SECTION 10. Forbearance Consideration. In consideration of the forbearances and other accommodations set forth in this Agreement, the Company shall pay, issue and/or deliver to the Consenting Lenders the Forbearance Consideration, which shall be fully earned as of the Effective Date and paid in accordance with the Forbearance Fee Letter and the terms hereof, and once paid shall not be subject to reduction, setoff, counterclaim or rebate for any reason. Each Company Party acknowledges and agrees that (a) it has received and will receive substantial direct and indirect benefits from the accommodations described in this Section 10, (b) such accommodations constitute reasonably equivalent value and fair consideration for the Forbearance Consideration and for the releases set forth in Section 11 of this Agreement, and (c) it shall not assert, or support any assertion by any other Person of, any claim to the contrary. Without limiting the Forbearance Fee Letter, and as additional Forbearance Consideration in favor of the Consenting Noteholders, the Company agrees that, from and including each Payment Date on which interest is not paid in cash when due, and for so long as any such interest remains unpaid, all Defaulted Amounts (as defined in the applicable Indenture) in respect of (i) the 2028 Notes shall bear interest at a rate per annum equal to two percent (2.00%) in addition to the rate otherwise borne by the 2028 Notes and accruing on such Defaulted Amounts pursuant to Section 2.03 of the 2028 Indenture (such aggregate rate, the “2028 Notes Forbearance Rate”) and (ii) the 2029 Notes shall bear interest at a rate per annum equal to two percent (2.00%) in addition to the rate otherwise borne by the 2029 Notes and accruing on such Defaulted Amounts pursuant to Section 2.03 of the 2029 Indenture

(such aggregate rate, the “2029 Notes Forbearance Rate”). Such additional interest shall be payable by the Company in cash to the applicable Person on the same terms and conditions as Defaulted Amounts pursuant to Section 2.03(c) of the 2028 Indenture, subject to Section 2.5 hereof, or Section 2.03(c) of the 2029 Indenture, subject to Section 2.6 hereof, as applicable, ratably in accordance with their respective holdings, on the earlier of (A) the date on which the applicable Defaulted Amounts are paid and (B) the occurrence of the Forbearance Termination Event, and such additional interest shall be computed as provided in Section 2.03(a) of the 2028 Indenture or the 2029 Indenture (as applicable) and shall be in addition to, and not in lieu of, any interest, Additional Interest or other amounts payable under the applicable Indenture. To the extent any of the Forbearance Consideration (including the 2028 Notes Forbearance Rate and the 2029 Notes Forbearance Rate) (including the accrual and payment of the 2028 Notes Forbearance Rate and the 2029 Notes Forbearance Rate in accordance with the terms hereof, and the actual making by the Company of any payment or delivery in respect of the Fee Shares (as defined in the Forbearance Fee Letter) that is required by, and is made in accordance with, the Certificate of Designations therefor), requires a consent by the Company, any other Company Party, any Consenting Lender, any Term Loan Agent, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee or the Investor Representative under any of the Loan Documents, each of the Company and the other Company Parties hereby consent, and (a) the Consenting Term Lenders constituting Requisite Lenders hereby consent and direct the Term Loan Agents to consent, (b) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders hereby consent and direct the 2028 Trustee to consent and to direct the Collateral Trustee to consent, (c) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders hereby consent and direct the 2029 Trustee to consent and to direct the Collateral Trustee to consent, and (d) the Consenting Royalty Investors hereby consent and direct the Investor Representative to consent, and each of the Term Loan Agents, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee and the Investor Representative hereby consent, in each case, to the Forbearance Consideration (including the 2028 Notes Forbearance Rate and the 2029 Notes Forbearance Rate) (including the accrual and payment of the 2028 Notes Forbearance Rate and the 2029 Notes Forbearance Rate in accordance with the terms hereof, and the actual making by the Company of any payment or delivery in respect of the Fee Shares (as defined in the Forbearance Fee Letter) that is required by, and is made in accordance with, the Certificate of Designations therefor). Furthermore (a) the Consenting Term Lenders constituting Requisite Lenders hereby waive and direct the Term Loan Agents to waive, (b) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders hereby waive and direct the 2028 Trustee to waive and to direct the Collateral Trustee to waive, (c) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders hereby waive and direct the 2029 Trustee to waive and to direct the Collateral Trustee to waive, and (d) the Consenting Royalty Investors hereby waive and direct the Investor Representative to waive, and each of the Term Loan Agents, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee and the Investor Representative hereby waive, in each case, any and all “Defaults” and “Events of Default” (as defined or as similarly defined in and under the applicable Loan Document) arising under any Loan Document solely by reason of the payment, issuance and/or delivery of the Forbearance Consideration or the actual making by the Company of any payment or delivery in respect of the Fee Shares (as defined in the Forbearance Fee Letter) that is required by, and is made in accordance with, the Certificate of Designations therefor, in each case to the extent made in accordance with the terms of the Forbearance Fee Letter, the Certificate of Designations and this Section 10 (it being understood that such waivers apply only to Defaults and Events of Default resulting from acts actually performed by the Company Parties in accordance with such documents, and shall not apply to, or be construed as a waiver of, any Default or Event of Default arising from any failure by any Company Party to make any such payment, issuance or delivery when due, any deferral thereof, or any breach of or misrepresentation under this Agreement, the Forbearance Fee Letter or the Certificate of Designations) which waivers (x) shall be permanent and irrevocable and shall not constitute a forbearance or temporary accommodation; (y) shall not be subject to, conditioned upon, or affected by the occurrence of any Forbearance Termination Event, and shall survive the expiration or termination of the Forbearance Period for all purposes. For the avoidance of doubt, the notice and deposit procedures set forth in Section 2.5(a) and Section 2.6(a) of this Agreement shall apply to any payment by the Company of amounts payable at the 2028 Notes Forbearance Rate or the 2029 Notes Forbearance Rate pursuant to this Section 10.

SECTION 11. Release. Each Company Party hereby fully, finally, unconditionally and irrevocably releases, waives and forever discharges each of the Consenting Lenders, the Term Loan Agents, the 2028 Trustee, the 2029 Trustee, the Collateral Trustee, the Investor Representative, and the Collateral Agent, together with each of their respective affiliates, and each of the directors, officers, members, employees, agents, attorneys, financial advisors and consultants of each of the foregoing (each a “Released Party”, and collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action (“Released Matters”), in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which such Company Party has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof directly arising out of, connected with or related to this Agreement, the Prior Forbearance Agreement, the Term Loan Documents, the 2028 Indenture Documents, the 2029 Indenture Documents or the Royalty Agreement Documents, in each case as amended, or the agreements of any Released Party contained therein, in each case, other than any such Released Matters determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, willful misconduct or material breach of the applicable Loan Documents (including this Agreement) by such Released Party or its affiliates.

SECTION 12. Ratification of Liability.

12.1 Ratification of Liability under the Term Loan Documents. By signing this Agreement, each of the Company Parties hereby ratifies and reaffirms to the Consenting Term Lenders all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Term Loan Documents to which it is a party, and ratifies and reaffirms its grants of liens on or security interests in its properties pursuant to such Term Loan Documents to which it is a party, respectively, as security for the Obligations (as defined in the Term Loan Credit Agreement) under or with respect to the Term Loan Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations (as defined in the Term Loan Credit Agreement), including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Term Loan Credit Agreement or any other Term Loan Document. Each Company Party that is a Credit Party further agrees and reaffirms that the Term Loan Documents to which it is a party now apply to all Obligations as defined in the Term Loan Credit Agreement (including, without limitation, all additional Obligations (as defined in the Term Loan Credit Agreement) hereafter arising or incurred pursuant to or in connection with this Agreement, the Term Loan Credit Agreement or any other Term Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Term Loan Documents remains in full force and effect and is hereby ratified and confirmed.

12.2 Ratification of Liability under the 2028 Indenture Documents. By signing this Agreement, each of the Company Parties hereby ratifies and reaffirms to the Consenting 2028 Noteholders all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such 2028 Indenture Documents to which it is a party, and ratifies and reaffirms its grants of liens on or security interests in its properties pursuant to such 2028 Indenture Documents to which it is a party, respectively, as security for the Obligations (as defined in the 2028 Indenture) under or with respect to the 2028 Indenture, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations (as defined in the 2028 Indenture), including, without limitation, all additional Obligations (as defined in the 2028 Indenture) hereafter arising or incurred pursuant to or in connection with this Agreement, the 2028 Indenture or any other 2028 Indenture Document. Each Company Party that is a Note Party (as defined in the 2028 Indenture) further agrees and reaffirms that the 2028 Indenture Documents to which it is a party now apply to all Obligations as defined in the 2028 Indenture (including, without limitation, all additional Obligations (as defined in the 2028 Indenture) hereafter arising or incurred pursuant to or in connection with this Agreement, the 2028 Indenture or any other 2028 Indenture Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the 2028 Indenture Documents remains in full force and effect and is hereby ratified and confirmed.

12.3 Ratification of Liability under the 2029 Indenture Documents. By signing this Agreement, each of the Company Parties hereby ratifies and reaffirms to the Consenting 2029 Noteholders all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such 2029 Indenture Documents to which it is a party, and ratifies and reaffirms its grants of liens on or security interests in its properties pursuant to such 2029 Indenture Documents to which it is a party, respectively, as security for the Obligations (as defined in the 2029 Indenture) under or with respect to the 2029 Indenture, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations (as defined in the 2029 Indenture), including, without limitation, all additional Obligations (as defined in the 2029 Indenture) hereafter arising or incurred pursuant to or in connection with this Agreement, the 2029 Indenture or any other 2029 Indenture Document. Each Company Party that is a Note Party (as defined in the 2029 Indenture) further agrees and reaffirms that the 2029 Indenture Documents to which it is a party now apply to all Obligations as defined in the 2029 Indenture (including, without limitation, all additional Obligations (as defined in the 2029 Indenture) hereafter arising or incurred pursuant to or in connection with this Agreement, the 2029 Indenture or any other 2029 Indenture Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the 2029 Indenture Documents remains in full force and effect and is hereby ratified and confirmed.

12.4 Ratification of Liability under the Royalty Agreement Documents. By signing this Agreement, the Company hereby ratifies and reaffirms to the Consenting Royalty Investors all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Royalty Agreement Documents to which it is a party, and ratifies and reaffirms its grants of liens on or security interests in its properties pursuant to such Royalty Agreement Documents to which it is a party, respectively, as security for the Obligations (as defined in the Royalty Agreement) under or with respect to the Royalty Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations (as defined in the Royalty Agreement), including, without limitation, all additional Obligations (as defined in the Royalty Agreement) hereafter arising or incurred pursuant to or in connection with this Agreement, the Royalty Agreement or any other Royalty Agreement Document. The Company further agrees and reaffirms that the Royalty Agreement Documents to which it is a party now apply to all Obligations as defined in the Royalty Agreement (including, without limitation, all additional Obligations (as defined in the Royalty Agreement) hereafter arising or incurred pursuant to or in connection with this Agreement, the Royalty Agreement or any other Royalty Agreement Document). The Company (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Royalty Agreement Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 13. Reviewed by Attorneys. Each of the Company Parties represents and warrants to the Consenting Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as the Company Parties may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

SECTION 14. Reference to and Effect Upon the Loan Documents. Save as expressly set out in this Agreement, all terms, conditions, covenants, representations and warranties contained in the Loan Documents remain in full force and effect. From and after the Effective Date, (a) the term “Credit Document” in the Term Loan Credit Agreement and the other Term Loan Documents shall in each case include this Agreement, (b) the term “Transaction Documents” in the 2028 Indenture and the other 2028 Indenture Documents shall in each case include this Agreement, (c) the term “Transaction Documents” in the 2029 Indenture and the other 2029 Indenture Documents shall in each case include this Agreement and (d) the term “Transaction Documents” in the Royalty Agreement and the other Royalty Agreement Documents shall in each case include this Agreement.

SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile, pdf electronic transmission or any other electronic means that reproduces an image of the actual executed signature page shall be deemed to be an original signature thereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 16. Entire Agreement. This Agreement and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 17. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 18. Assignments; Third-Party Beneficiaries. Upon the effectiveness of this Agreement as set forth in Section 3 hereof, this Agreement shall be binding upon and inure to the benefit of the Company Parties, the Consenting Lenders, and their respective successors and assigns (including, for the avoidance of doubt, any assignee of the Term Loans, the 2028 Notes, the 2029 Notes, or Investor’s rights under the Royalty Agreement); provided that no Company Party shall be entitled to delegate any of its duties hereunder or to assign any of its rights or remedies set forth in this Agreement. No person other than the parties hereto and their permitted successors and assigns shall have any rights hereunder or be entitled to rely on this Agreement and all other third-party beneficiary rights are hereby expressly disclaimed; provided that the Term Loan Agents, the 2028 Trustee, the 2029 Trustee and the Collateral Trustee, as applicable, are express third-party beneficiaries of and shall have rights with respect to, and be entitled to rely on, provisions that expressly inure to their respective benefit under this Agreement, including without limitation, Sections 2, 6, 8, 11 and 19 hereof; provided, further, that any Released Party that is not a party hereto shall have rights as an express third-party beneficiary with respect to, and be entitled to rely on and enforce as if a party to this Agreement, the provisions in Section 11 of this Agreement.

Anything in this Agreement (including this Section 18) to the contrary notwithstanding, each of the parties hereto acknowledges and agrees that each of the (a) Consenting Term Lenders, (b) Consenting 2028 Noteholders, (c) Consenting 2029 Noteholders, and (d) Consenting Royalty Investors shall have no rights or obligations with respect to one another under this Agreement except with respect to the obligation to provide a termination notice in accordance with Section 4 and the mutual agreement that this Agreement shall only be amended in accordance with Section 19.

SECTION 19. Amendments. No amendment of the terms of this Agreement shall be effective unless it is in a writing signed by each of (i) the Company, (ii) the Consenting Term Lenders constituting Requisite Lenders, (iii) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders, (iv) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders and (v) the Investor Representative; provided, that the Outside Date may be extended by email exchange between each of (i) the Company, (ii) the Consenting Term Lenders constituting Requisite Lenders, (iii) the Consenting 2028 Noteholders constituting Requisite 2028 Noteholders, (iv) the Consenting 2029 Noteholders constituting Requisite 2029 Noteholders, and (v) the Investor Representative. No waiver under this Agreement will be effective unless it is in a writing signed by the party granting the waiver.

SECTION 20. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

20.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of law provisions.

20.2 Any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New York and (if permissible under applicable law and rules) located in the County of Manhattan, or, if it has or can acquire jurisdiction and venue in that court is permissible, in the United States District Court for the Southern District of New York in Manhattan, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or action, waives any objection it may now or hereafter have to venue or to convenience of the forum, agrees that all claims in respect of the proceeding or action shall be heard and determined only in such court, and agrees not to bring any proceeding or action arising out of or relating to this Agreement or the transactions contemplated herein in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this paragraph.

20.3 Each of the parties hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between any of them arising out of, connected with, relating to or incidental to the relationship established between any of them in connection with this Agreement. Instead, any disputes resolved in court shall be resolved in a bench trial without a jury. In the event of litigation, this Agreement may be filed as a written consent to trial by the court.

SECTION 21. Notices. All notices hereunder shall be deemed given if in writing and delivered by electronic mail, courier, or on the next Business Day after deposit prepaid with a national overnight express delivery service, to the following addresses (or at such other addresses as shall be specified by like notice):

(a) if to the Company, to:

Karyopharm Therapeutics Inc.

85 Wells Avenue, 2nd Floor

Newton, MA 02459

Attention: Chief Legal Officer

E-mail address: [***]

and

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention: Anthony Grossi

E-mail address: [***]

(b) if to the Consenting Term Lenders, the Consenting 2028 Noteholders or the Consenting 2029 Noteholders, to the addresses set forth on the signature pages to this Agreement or the Joinder signed by such Consenting Term Lenders, Consenting 2028 Noteholders or Consenting 2029 Noteholders, as applicable, with a copy to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: David A. Hammerman

E-mail address: [***]

(c) if to the Consenting Royalty Investors, to the addresses set forth on the signature pages to this Agreement or the Joinder signed by such Consenting Royalty Investors, with a copy to:

Hogan Lovells Cadwalader US LLP

200 Liberty Street

New York, NY 10281

Attention: Michael Gambro

E-mail address: [***]

SECTION 22. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

SECTION 23. Recitals Incorporated. The introduction and recitals set forth at the beginning of this Agreement are hereby incorporated in full, and made a part of, this Agreement.

SECTION 24. Relationship Among Parties. Notwithstanding anything to the contrary herein, the duties and obligations of the Consenting Lenders under this Agreement shall be several, not joint. None of the Consenting Lenders shall, solely as a result of entering into this Agreement, have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities to each other, any Consenting Lenders, the Company, any of the Company’s respective creditors or other stakeholders, any Company Party, or any of the Company Parties’ respective creditors or other stakeholders, and there are no commitments among or between the Consenting Lenders, in each case except as expressly set forth in this Agreement. No prior history, pattern, or practice of sharing confidence among or between any of the Consenting Lenders, the Company and/or the Company Parties shall in any way affect or negate this understanding and agreement. It is understood and agreed that any Consenting Lender may trade in or otherwise Transfer any Capital Stock of the Company or any Company Party, any debt securities of the Company or any Company Party convertible into or exchangeable for any securities otherwise constituting Capital Stock of the Company pursuant to the definition thereof, and/or any “Claim” (as defined in Section 101(5) of Title 11 of the United States Code, 11 U.S.C. §§ 101-1532) against the Company or any Company Party (collectively, the “Company Instruments”) without the consent of any other party hereto, subject to applicable securities laws and the terms of this Agreement. No party hereto shall have any responsibility with respect to any trade in or Transfer of any Company Instruments by any other party hereto by virtue of this Agreement. The parties hereto (i) have no agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of any of the Company Parties, (ii) acknowledge that this Agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of any of the Company Parties, and (iii) do not constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 promulgated thereunder. For the avoidance of doubt, no Consenting Lender shall, nor shall any action taken by a Consenting Lender pursuant to this Agreement, be deemed to be acting in concert or as any group with any other Consenting Lender with respect to the obligations under this Agreement nor shall this Agreement create a presumption that the Consenting Lenders are in any way acting as a group.

SECTION 25. Further Assurances. Each Company Party agrees to take all further actions and to execute and deliver all further documents as the Consenting Lenders may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.

COMPANY PARTIES:

KARYOPHARM THERAPEUTICS INC.

By:	/s/ Richard Paulson
Name: Richard Paulson
Title: President and Chief Executive Officer

[Signature page to Forbearance Agreement]

Consenting Term Lenders:

1992 Master Fund Co-Invest SPC - Series 4 Segregated Portfolio, as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD., as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P., as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

Highbridge SCF II Loan SPV, L.P., as a Lender

By: Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

[Signature page to Forbearance Agreement]

Consenting Term Lenders:

BRAIDWELL TRANSACTION HOLDINGS
LLC – SERIES 7, as a Lender

By: Braidwell LP, its Investment Manager

By:	/s/ Colin Bettison
Name: Colin Bettison
Title: CFO

[Signature page to Forbearance Agreement]

Consenting Term Lenders:

Context Partners Master Fund, L.P. as a Lender

By: Context Capital Management, LLC,
Investment Adviser

By:	/s/ David Fertig
Name: David Fertig
Title: Managing Director

[Signature page to Forbearance Agreement]

Consenting Term Lenders:

Midtown Acquisitions, L.P., as a Lender

By: Midtown Acquisitions GP LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Managing Member

[Signature page to Forbearance Agreement]

Consenting Term Lenders:

GARX I, L.P., as a Lender

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Person

HEALTHCARE ROYALTY PARTNERS IV, L.P., as a Lender

By: HealthCare Royalty GP IV, LLC, its general partner

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Managing Partner

HCRX INVESTMENT HOLDCO, L.P., as a Lender

By: HCRX Master GP, LLC, its general partner

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Managing Partner

HCR CANARY FUND, L.P., as a Lender

By: HCR Canary Fund GP, LLC, its general partner

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Managing Partner

HCR MOLAG FUND, L.P.

By: HCR Molag Fund GP, LLC, its general partner

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Managing Partner

[Signature page to Forbearance Agreement]

Consenting 2029 Noteholders:

1992 Master Fund Co-Invest SPC - Series 4 Segregated Portfolio, as a Consenting 2029 Noteholder

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD., as a Consenting 2029 Noteholder

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P., as a Consenting 2029 Noteholder

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

[Signature page to Forbearance Agreement]

Consenting 2029 Noteholders:

BRAIDWELL TRANSACTION HOLDINGS
LLC – SERIES 7, as a Consenting 2029 Noteholder

By: Braidwell LP, its Investment Manager

By:	/s/ Colin Bettison
Name: Colin Bettison
Title: CFO

[Signature page to Forbearance Agreement]

Consenting 2029 Noteholders:

Context Partners Master Fund, L.P. as a
Consenting 2029 Noteholder

By: Context Capital Management, LLC,
Investment Adviser

By:	/s/ David Fertig
Name: David Fertig
Title: Managing Director

[Signature page to Forbearance Agreement]

Consenting 2029 Noteholders:

M.H. DAVIDSON & CO., as a Consenting 2029 Noteholder

By: M.H. Davidson & Co. GP, LLC, its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing member

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Managing Member

DAVIDSON KEMPNER ARBITRAGE, EQUITIES AND RELATIVE VALUE LP, as a Consenting 2029 Noteholder

By: Davidson Kempner Multi-Strategy GP II LLC, its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing member

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Managing Member

[Signature page to Forbearance Agreement]

Consenting 2029 Noteholders:

HCR KARYOPHARM SPV, LLC, as a Consenting 2029 Noteholder

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Person

[Signature page to Forbearance Agreement]

Consenting 2028 Noteholders:

1992 Master Fund Co-Invest SPC - Series 4 Segregated Portfolio, as a Consenting 2028 Noteholder

By: Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD., as a Consenting 2028 Noteholder

By: Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P., as a Consenting 2028 Noteholder

By: Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Damon Meyer
Name: Damon Meyer
Title: Authorized Signatory

[Signature page to Forbearance Agreement]

Consenting 2028 Noteholders:

CPMF SITUATIONS I LLC, as a Consenting 2028 Noteholder

By: Context Capital Management, LLC,
Investment Adviser

By:	/s/ David Fertig
Name: David Fertig
Title: Managing Director

[Signature page to Forbearance Agreement]

Consenting 2028 Noteholders:

M.H. DAVIDSON & CO., as a Consenting 2028 Noteholder

By: M.H. Davidson & Co. GP, LLC, its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing member

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Managing Member

DAVIDSON KEMPNER ARBITRAGE, EQUITIES AND RELATIVE VALUE LP, as a Consenting 2028 Noteholder

By: Davidson Kempner Multi-Strategy GP II LLC, its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing member

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Managing Member

[Signature page to Forbearance Agreement]

Consenting 2028 Noteholders:

HCR KARYOPHARM SPV, LLC, as a Consenting 2028 Noteholder

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Authorized Person

[Signature page to Forbearance Agreement]

Investor Representative:

HEALTHCARE ROYALTY MANAGEMENT, LLC

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Chairman & Chief Executive Officer

[Signature page to Forbearance Agreement]

Solely for the purposes of Sections 2.1 and 10

Term Loan Agents:

WILMINGTON SAVINGS FUND SOCIETY, FSB
as Administrative Agent

By:	/s/ Raye Goldsborough
Name:	Raye Goldsborough
Title:	Authorized Officer

WILMINGTON SAVINGS FUND SOCIETY, FSB
as Collateral Agent

By:	/s/ Raye Goldsborough
Name:	Raye Goldsborough
Title:	Authorized Officer

[Signature page to Forbearance Agreement]

Solely for the purposes of Sections 2.5 and 10

2028 Trustee:

WILMINGTON SAVINGS FUND SOCIETY, FSB
as 2028 Trustee

By:	/s/ Raye Goldsborough
Name:	Raye Goldsborough
Title:	Authorized Officer

[Signature page to Forbearance Agreement]

Solely for the purposes of Sections 2.6 and 10

2029 Trustee:

WILMINGTON SAVINGS FUND SOCIETY, FSB
as 2029 Trustee

By:	/s/ Raye Goldsborough
Name:	Raye Goldsborough
Title:	Authorized Officer

[Signature page to Forbearance Agreement]

Solely for the purposes of Section 10

Collateral Trustee:

WILMINGTON SAVINGS FUND SOCIETY, FSB
as Collateral Trustee

By:	/s/ Raye Goldsborough
Name:	Raye Goldsborough
Title:	Authorized Officer

[Signature page to Forbearance Agreement]

Exhibit A

Form of Joinder

The undersigned (“Joinder Party”) hereby acknowledges that it has read and understands the Forbearance Agreement, dated as of [_], 2026 (the “Agreement”),1 by and among the Company and the Consenting Lenders, joins the Agreement as a “Consenting Lender” and agrees to be bound by the terms and conditions thereof to the extent the other Consenting Lenders are thereby bound.

The Joinder Party specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of this joinder and any further date specified in the Agreement.

Date Executed:

Name:

Title:

Address:

E-mail address(es):

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.